SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 9, 2003

VIA NET.WORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29391	84-1412512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

H. Walaardt Sacrestraat 401-403

1117 BM Schiphol

Amsterdam, The Netherlands

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +-31 203 483800

St. Giles House, 25 Kings Road, Reading RG1 3AR, United Kingdom

(Former address of principal executive offices)

Item 7.                                         Financial Statements, Pro Forma Financial Information and Exhibits.

Description.

(c) Exhibit.

99	Press Release, dated May 9, 2003, announcing the adoption of an automated trading program

Item 9.                    Regulation FD Disclosure

        On May 9, 2003 VIA NET.WORKS, Inc. issued a press release announcing the adoption of an automated trading program.  A copy of the press release is attached as Exhibit 99.   This Form 8-K and the attached exhibit are provided under Item 9 of Form 8-K and are furnished to, but shall not be deemed “filed” with, the Securities and Exchange Commission.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003	VIA NET.WORKS, Inc.

	By:	/s/ Matt S. Nydell
Matt S. Nydell
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

99	Press Release, dated May 9, 2003, announcing the adoption of an automated trading program